UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 30, 2013

SciQuest, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34875	56-2127592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
6501 Weston Parkway, Suite 200, Cary, North Carolina (Address of principal executive offices)		27513 (Zip Code)

Registrant's telephone number, including area code: (919) 659-2100

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 5, 2013, SciQuest, Inc. (“SciQuest”) filed a Current Report on Form 8-K reporting that SciQuest acquired all of the outstanding capital stock of CombineNet, Inc. (“CombineNet”) pursuant to a Merger Agreement, dated as of August 30, 2013, by and among SciQuest, Liberty Subsidiary Corp., a wholly owned subsidiary of SciQuest, Liberty Second Sub, Inc., a wholly owned subsidiary of SciQuest, CombineNet and CombineNet Holdings, LLC, as the Stockholders’ Agent.

This Current Report on Form 8-K/A amends the original Form 8-K to provide the consolidated financial statements of CombineNet required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).

Item 9.01.  Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired.

The audited consolidated financial statements of CombineNet as of and for the year ended December 31, 2012 and the unaudited consolidated financial statements of CombineNet as of and for the six months ended June 30, 2013, together with the notes related thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference. The consent of the independent auditors of CombineNet is attached hereto as Exhibit 23.1.

(b)          Pro Forma Financial Information.

The unaudited pro forma combined consolidated financial information of SciQuest and CombineNet for the year ended December 31, 2012 and as of and for the six months ended June 30, 2013 and the notes related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)         Exhibits.

Exhibit No.	Description

23.1	Consent of Alpern Rosenthal, a Professional Corporation, Independent Auditor of CombineNet, Inc.

99.1

Audited consolidated financial statements of CombineNet, Inc. and Subsidiaries as of and for the year ended December 31, 2012, the unaudited consolidated financial statements of CombineNet, Inc. and Subsidiaries as of and for the six months ended June 30, 2013 and the notes related thereto.

99.2

Unaudited pro forma combined consolidated financial information of SciQuest, Inc. and CombineNet, Inc. for the year ended December 31, 2012 and as of and for the six months ended June 30, 2013 and the notes related thereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIQUEST, INC.

Date: November 7, 2013
	By:	/s/ Stephen J. Wiehe
Stephen J. Wiehe
President and Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

23.1	Consent of Alpern Rosenthal, a Professional Corporation, Independent Auditor of CombineNet, Inc.

99.1

Audited consolidated financial statements of CombineNet, Inc. and Subsidiaries as of and for the year ended December 31, 2012, the unaudited consolidated financial statements of CombineNet, Inc. and Subsidiaries as of and for the six months ended June 30, 2013 and the notes related thereto.

99.2

Unaudited pro forma combined consolidated financial information of SciQuest, Inc. and CombineNet, Inc. for the year ended December 31, 2012 and as of and for the six months ended June 30, 2013 and the notes related thereto.